CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

DERIVED INFORMATION   1/14/05

$580,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 35.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Original Balance	1,028,460,937
Current Balance	1,027,055,165	*
# of Loans	6,306
Avg Loan	162,870
1st Lien %	97.7
2nd Lien %	2.3		Min	Max
WA FICO	641		482	805
WA LTV	81.1	**	16.29	100
WA DTI	41.3		1.15	79.3
WA Age	3
WARM	353
N. CA %	16.5
S. CA %	18.2

*

Total collateral will be approximately [$1,000,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

CA Summary	% of CA	WA FICO	Min FICO	Max FICO	WA LTV	Min LTV	Max LTV	TOP ZIPCODE %	TOP ZIPCODE
CA-N	47.5	652	501	802	79.7	16.3	100.0	2.0	95828
CA-S	52.5	645	500	784	78.3	20.0	100.0	1.9	92335
Total:	100.0	648	500	802	79.0	16.3	100.0	1.0	92335

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Product	OLTV	Fico	Balance
Arm 1Y	85.6	634	5,356,473
Arm 2/28	81.4	625	444,082,071
Arm 2/28 IO	81.0	663	328,022,910
Arm 3/27	80.8	621	40,740,202
Arm 3/27 IO	80.5	669	28,615,583
Arm 5/25	82.5	640	4,513,778
Arm 5/25 IO	79.8	668	6,280,587
Arm 6 Month	84.4	638	9,953,012
Fixed 15yr	74.6	635	8,084,650
Fixed 30yr	78.6	636	130,459,370
Fixed 30yr IO	81.9	681	6,047,192
Fixed Rate - Balloon	97.3	656	14,899,337
Total:	81.1	641	1,027,055,165

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
OLTV	OLTV	Fico	Balance
<= 20.00	18.2	575	315,033
20.01 - 25.00	24.3	672	494,804
25.01 - 30.00	28.8	569	732,740
30.01 - 35.00	31.5	595	1,220,249
35.01 - 40.00	38.1	659	938,521
40.01 - 45.00	42.3	620	2,004,630
45.01 - 50.00	48.1	625	9,377,873
50.01 - 55.00	53.3	619	7,342,831
55.01 - 60.00	57.7	604	14,172,557
60.01 - 65.00	63.3	602	20,936,841
65.01 - 70.00	68.6	612	33,047,979
70.01 - 75.00	74.0	617	49,361,772
75.01 - 80.00	79.8	653	566,399,092
80.01 - 85.00	84.3	608	82,136,131
85.01 - 90.00	89.5	632	143,039,898
90.01 - 95.00	94.7	654	57,328,911
95.01 - 100.00	99.9	648	38,205,303
Total:	81.1	641	1,027,055,165

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
FICO	OLTV	Fico	Balance
Unavailable	71.3	0	92,170
481 - 500	77.8	492	677,015
501 - 520	72.5	511	14,981,286
521 - 540	74.8	531	25,739,666
541 - 560	78.8	551	44,003,352
561 - 580	80.4	571	64,833,304
581 - 600	82.3	590	94,433,436
601 - 620	81.2	610	109,506,723
621 - 640	81.3	630	146,112,430
641 - 660	81.2	650	151,755,481
661 - 680	82.0	670	141,622,708
681 - 700	82.0	689	88,847,658
701 - 720	81.7	710	61,791,285
721 - 740	81.7	730	34,025,404
741 - 760	80.8	750	22,542,409
761 - 780	82.1	770	17,806,894
781 - 800	79.9	788	6,864,056
801 - 820	76.3	803	1,419,889
Total:	81.1	641	1,027,055,165

    *     Note, for second liens, CLTV is employed in this calculation.

OLTV	MIG% for LTV Buckets	WA FICO	MIG BALANCE
<= 20.00	0.0	575	0
20.01 - 25.00	0.0	672	0
25.01 - 30.00	0.0	569	0
30.01 - 35.00	0.0	595	0
35.01 - 40.00	0.0	659	0
40.01 - 45.00	0.0	620	0
45.01 - 50.00	0.0	625	0
50.01 - 55.00	0.0	619	0
55.01 - 60.00	0.0	604	0
60.01 - 65.00	0.0	602	0
65.01 - 70.00	0.0	612	0
70.01 - 75.00	0.0	617	0
75.01 - 80.00	0.0	653	0
80.01 - 85.00	0.1	608	87,621
85.01 - 90.00	0.4	632	513,253
90.01 - 95.00	1.1	654	611,347
95.01 - 100.00	0.0	648	0
Total:	0.1	641	1,212,221

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Purpose	OLTV	Fico	Balance
Purchase	82.4	656	612,954,484
Refinance - Rate Term	81.1	616	50,729,283
Refinance - Cashout	78.8	619	363,371,398
Total:	81.1	641	1,027,055,165

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Occupancy	OLTV	Fico	Balance
Primary	81.0	640	954,650,603
Second Home	81.6	655	4,516,754
Investor	82.8	659	67,887,808
Total:	81.1	641	1,027,055,165

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Balance	OLTV	Fico	Balance
<= 200,000.00	81.7	631	452,858,410
200,000.01 - 400,000.00	80.7	645	427,196,252
400,000.01 - 600,000.00	81.0	657	128,394,577
600,000.01 >=	77.8	677	18,605,927
Total:	81.1	641	1,027,055,165

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Property Type	OLTV	Fico	Balance
Single Family Residence	81.1	638	760,623,052
Condo	81.2	652	57,175,515
2 Family	80.9	658	53,022,820
3-4 Family	79.4	667	25,080,701
PUD	81.5	644	131,153,077
Total:	81.1	641	1,027,055,165

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Doc Type	OLTV	Fico	Balance
Full	81.7	627	534,662,090
Reduced	81.7	663	223,441,765
No Income/ No Asset	72.9	677	4,777,256
Stated Income / Stated Assets	79.6	651	264,174,055
Total:	81.1	641	1,027,055,165

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
IRAP	OLTV	Fico	Balance
<= 0	80.3	640	159,490,549
4 - 6	84.4	638	9,953,012
7 - 12	85.6	634	5,356,473
13 - 24	81.2	641	772,104,981
25 - 36	80.7	641	69,355,785
37 - 60	80.9	656	10,794,365
Total:	81.1	641	1,027,055,165

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
DTI	OLTV	Fico	Balance
Unavailable	74.3	691	7,152,290
0.01 - 5.00	81.2	632	699,318
5.01 - 10.00	76.3	645	2,459,154
10.01 - 15.00	78.4	660	5,131,169
15.01 - 20.00	77.7	637	17,354,834
20.01 - 25.00	80.2	631	28,085,342
25.01 - 30.00	80.7	634	57,471,439
30.01 - 35.00	80.7	639	84,776,375
35.01 - 40.00	81.0	643	159,421,016
40.01 - 45.00	81.6	650	289,026,150
45.01 - 50.00	81.6	637	310,380,099
50.01 - 55.00	80.3	623	63,108,173
55.01 >=	79.7	621	1,989,804
Total:	81.1	641	1,027,055,165

    *     Note, for second liens, CLTV is employed in this calculation.

			Total Scheduled
State	OLTV*	Fico	Balance
Alabama	85.6	622	2,220,263
Alaska	80.0	636	1,037,500
Arizona	82.3	642	35,844,183
Arkansas	85.5	645	749,361
California	79.0	648	356,917,770
Colorado	82.9	635	19,626,747
Connecticut	82.5	642	6,759,940
Delaware	77.5	621	959,714
District of Columbia	78.7	649	1,209,165
Florida	82.2	635	79,025,820
Georgia	83.3	626	14,711,771
Hawaii	80.2	683	3,760,538
Idaho	85.2	631	4,593,683
Illinois	83.6	651	54,485,675
Indiana	83.4	624	9,507,842
Iowa	81.7	609	3,286,977
Kansas	80.2	623	3,872,896
Kentucky	83.0	613	4,805,190
Louisiana	80.7	597	3,203,078
Maine	78.8	641	1,080,597
Maryland	82.4	629	15,374,136
Massachusetts	77.9	636	21,919,303
Michigan	83.5	622	27,191,956
Minnesota	80.8	625	12,790,466
Mississippi	83.4	621	1,029,105
Missouri	84.2	621	12,549,349
Montana	90.9	626	270,022
Nebraska	81.4	624	1,449,540
Nevada	80.3	640	48,888,621
New Hampshire	80.7	625	2,819,754
New Jersey	82.2	638	11,842,510
New Mexico	85.1	637	4,277,111
New York	80.5	677	29,567,073
North Carolina	78.1	642	9,100,798
North Dakota	85.0	681	266,336
Ohio	84.4	630	25,018,561
Oklahoma	83.3	630	6,724,755
Oregon	82.9	647	28,777,914
Pennsylvania	80.9	621	10,778,558
Rhode Island	78.8	646	4,169,123
South Carolina	83.9	642	4,270,501
South Dakota	83.9	607	655,623
Tennessee	84.8	620	9,868,698
Texas	82.7	624	55,820,852
Utah	82.2	639	12,585,573
Vermont	80.0	682	148,450
Virginia	80.5	643	21,694,498
Washington	82.9	648	33,299,123
West Virginia	82.2	601	418,654
Wisconsin	84.2	618	4,472,619
Wyoming	86.0	649	1,356,875
Total:	81.1	641	1,027,055,165

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Original Balance	372,322,117
Current Balance	371,984,533	*
# of Loans	1,805
Avg Loan	206,086
1st Lien %	97.7
2nd Lien %	2.3		Min	Max
WA FICO	641		501	804
WA LTV	81.1	**	28.93	100
WA DTI	41.3		1.15	55.69
WA Age	2
WARM	353
N. CA %	20.8
S. CA %	19.9

*

Total collateral will be approximately [$362,864,050]

**

Note, for second liens, CLTV is employed in this calculation.

CA Summary	% of CA	WA FICO	Min FICO	Max FICO	WA LTV	Min LTV	Max LTV	TOP ZIPCODE %	TOP ZIPCODE
CA-N	51.2	661	517	798	80.6	30.2	100.0	3.6	93955
CA-S	48.8	645	502	782	79.5	29.9	100.0	1.9	92069
Total:	100.0	653	502	798	80.0	29.9	100.0	1.7	93955

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Product	OLTV	Fico	Balance
Arm 1Y	87.8	642	4,388,012
Arm 2/28	81.0	618	154,611,612
Arm 2/28 IO	80.8	665	122,238,479
Arm 3/27	81.7	614	15,072,341
Arm 3/27 IO	77.8	669	10,011,041
Arm 5/25	82.1	616	2,180,895
Arm 5/25 IO	80.8	711	2,068,207
Arm 6 Month	84.7	625	3,839,634
Fixed 15yr	79.4	636	2,122,908
Fixed 30yr	79.5	651	46,252,484
Fixed 30yr IO	83.0	705	2,137,058
Fixed Rate - Balloon	97.3	658	7,061,861
Total:	81.1	641	371,984,533

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
OLTV	OLTV	Fico	Balance
25.01 - 30.00	29.7	553	493,187
30.01 - 35.00	31.4	529	244,781
35.01 - 40.00	40.0	573	129,776
40.01 - 45.00	42.4	626	244,344
45.01 - 50.00	48.7	637	3,844,454
50.01 - 55.00	53.0	588	1,780,576
55.01 - 60.00	57.4	613	5,654,627
60.01 - 65.00	63.3	600	6,851,837
65.01 - 70.00	68.8	618	14,186,474
70.01 - 75.00	74.0	620	26,680,649
75.01 - 80.00	79.8	654	189,115,851
80.01 - 85.00	84.2	610	31,691,206
85.01 - 90.00	89.5	634	57,769,257
90.01 - 95.00	94.6	655	18,268,365
95.01 - 100.00	99.9	654	15,029,150
Total:	81.1	641	371,984,533

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
FICO	OLTV	Fico	Balance
Unavailable	80.0	0	39,763
501 - 520	72.2	511	7,913,331
521 - 540	74.7	530	12,853,494
541 - 560	77.1	551	13,532,693
561 - 580	81.8	571	23,886,605
581 - 600	83.5	590	33,481,294
601 - 620	81.7	610	33,666,360
621 - 640	81.1	630	54,783,586
641 - 660	81.2	650	52,663,225
661 - 680	81.9	670	49,374,694
681 - 700	82.4	690	35,380,842
701 - 720	81.6	709	24,762,188
721 - 740	82.0	730	9,925,480
741 - 760	79.0	749	9,044,963
761 - 780	82.7	770	7,779,234
781 - 800	79.5	787	2,418,117
801 - 820	80.0	804	478,666
Total:	81.1	641	371,984,533

    *     Note, for second liens, CLTV is employed in this calculation.

OLTV	MIG% for LTV Buckets	WA FICO	MIG BALANCE
25.01 - 30.00	0.0	553	0
30.01 - 35.00	0.0	529	0
35.01 - 40.00	0.0	573	0
40.01 - 45.00	0.0	626	0
45.01 - 50.00	0.0	637	0
50.01 - 55.00	0.0	588	0
55.01 - 60.00	0.0	613	0
60.01 - 65.00	0.0	600	0
65.01 - 70.00	0.0	618	0
70.01 - 75.00	0.0	620	0
75.01 - 80.00	0.0	654	0
80.01 - 85.00	0.0	610	0
85.01 - 90.00	0.0	634	0
90.01 - 95.00	1.5	655	270,371
95.01 - 100.00	0.0	654	0
Total:	0.1	641	270,371

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Purpose	OLTV	Fico	Balance
Purchase	81.9	657	216,061,583
Refinance - Rate Term	81.5	607	24,985,838
Refinance - Cashout	79.9	621	130,937,112
Total:	81.1	641	371,984,533

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Occupancy	OLTV	Fico	Balance
Primary	81.2	640	344,741,080
Second Home	81.0	618	1,072,186
Investor	80.8	651	26,171,268
Total:	81.1	641	371,984,533

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Balance	OLTV	Fico	Balance
<= 200,000.00	82.1	619	111,584,188
200,000.01 - 400,000.00	80.8	643	122,017,443
400,000.01 - 600,000.00	81.1	654	119,776,975
600,000.01 >=	77.8	677	18,605,927
Total:	81.1	641	371,984,533

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Property Type	OLTV	Fico	Balance
Single Family Residence	81.4	639	279,215,368
Condo	80.5	648	13,863,472
2 Family	81.1	649	15,178,369
3-4 Family	73.4	653	4,957,036
PUD	80.8	644	58,770,288
Total:	81.1	641	371,984,533

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
Doc Type	OLTV	Fico	Balance
Full	81.9	631	194,493,993
Reduced	80.8	660	81,860,701
No Income/ No Asset	75.0	707	2,234,582
Stated Income / Stated Assets	79.9	642	93,395,257
Total:	81.1	641	371,984,533

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
IRAP	OLTV	Fico	Balance
<= 0	81.8	653	57,574,311
6-Apr	84.7	625	3,839,634
12-Jul	87.8	642	4,388,012
13 - 24	80.9	639	276,850,092
25 - 36	80.1	636	25,083,382
37 - 60	81.4	662	4,249,102
Total:	81.1	641	371,984,533

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
DTI	OLTV	Fico	Balance
Unavailable	77.3	697	4,167,674
0.01 - 5.00	69.2	585	187,958
5.01 - 10.00	83.2	678	870,687
10.01 - 15.00	80.9	694	1,668,605
15.01 - 20.00	76.3	648	6,747,384
20.01 - 25.00	80.0	636	11,714,387
25.01 - 30.00	81.2	634	22,895,391
30.01 - 35.00	81.0	633	24,377,758
35.01 - 40.00	80.8	645	55,037,978
40.01 - 45.00	81.7	645	104,080,638
45.01 - 50.00	81.4	639	115,809,007
50.01 - 55.00	81.0	626	23,736,241
55.01 >=	84.4	572	690,825
Total:	81.1	641	371,984,533

    *     Note, for second liens, CLTV is employed in this calculation.

			Total
			Scheduled
State	OLTV	Fico	Balance
Alabama	84.8	612	979,329
Alaska	80.0	636	1,037,500
Arizona	81.5	632	11,755,211
Arkansas	81.1	664	359,980
California	80.0	653	151,479,958
Colorado	84.3	617	4,202,779
Connecticut	84.1	620	2,160,668
Delaware	50.0	587	62,466
District of Columbia	85.1	643	587,807
Florida	81.9	637	25,829,868
Georgia	83.3	626	14,711,771
Hawaii	78.9	690	2,268,487
Idaho	87.3	607	1,179,783
Illinois	84.7	638	17,517,772
Indiana	85.3	618	1,601,914
Iowa	82.0	611	658,915
Kansas	82.1	589	441,382
Kentucky	82.2	635	925,162
Louisiana	80.7	614	1,301,524
Maine	80.0	708	616,000
Maryland	82.7	620	6,347,801
Massachusetts	73.6	622	4,125,989
Michigan	81.9	616	7,699,655
Minnesota	80.3	614	2,028,037
Mississippi	81.5	641	470,502
Missouri	84.9	625	3,515,751
Montana	80.0	598	122,266
Nebraska	79.9	602	232,234
Nevada	79.0	628	18,299,835
New Hampshire	84.1	619	475,596
New Jersey	77.2	623	3,430,390
New Mexico	84.5	629	1,329,089
New York	80.7	669	13,312,935
North Carolina	73.6	671	4,295,773
North Dakota	75.0	792	58,740
Ohio	84.9	627	7,099,310
Oklahoma	82.7	622	1,977,850
Oregon	83.5	634	11,474,739
Pennsylvania	80.5	624	3,816,513
Rhode Island	75.1	628	1,277,150
South Carolina	81.5	605	866,735
Tennessee	86.4	629	2,146,163
Texas	83.2	619	14,085,163
Utah	82.8	623	4,099,235
Virginia	80.0	631	8,690,555
Washington	82.6	644	9,248,790
West Virginia	79.8	653	138,615
Wisconsin	83.1	615	1,640,845
Total:	81.1	641	371,984,533

    *     Note, for second liens, CLTV is employed in this calculation.